Private Placement Warrants	6 Months Ended
Jun. 30, 2024
Private Placement Warrants [Abstract]
PRIVATE PLACEMENT WARRANTS

15. PRIVATE PLACEMENT WARRANTS

Simultaneously with the closing of the Initial Public Offering, Symphony Holdings Limited (“Symphony”) purchased an aggregate of 1,180,000 Private Placement Warrants (after giving effect to share consolidation effected in November 2023) at $5.00 per Private Placement Warrant for an aggregate purchase price of $5,900. On August 22, 2018, TKK consummated the sale of an additional 120,000 Private Placement Warrants at a price of $5.00 per Private Placement Warrant, generating gross proceeds of $600. Each Private Placement Warrant is exercisable to purchase one-half of one ordinary share at an exercise price of $115.00 per whole share.

The Private Placement Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the Private Placement Warrants (i) are not redeemable by the Company and (ii) may be exercised for cash or on a cashless basis, so long as they are held by the initial purchaser or any of its permitted transferees. If the Private Placement Warrants are held by holders other than the initial purchasers or any of their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by the holders on the same basis as the Public Warrants. In addition, the Private Placement Warrants may not be transferable, assignable or salable until the consummation of a Business Combination, subject to certain limited exceptions.

As of June 30, 2024 and December 31, 2023, the Company had 1,300,000 of private placement warrants outstanding. The warrant liability related to such private placement warrants was remeasured to its fair value at each reporting period. The change in fair value was recognized in the unaudited condensed consolidated statements of income. The change in fair value of the warrant liability was as follows:

Warrant Liability
Estimated fair value at December 31, 2022	$86
Change in estimated fair value	(79)
Estimated fair value at June 30, 2023	$7

Estimated fair value at December 31, 2023	$-
Change in estimated fair value	-
Estimated fair value at June 30, 2024	$-

The fair value of the private warrants was estimated using the binomial option valuation model. The application of the binomial option valuation model requires the use of a number of inputs and significant assumptions including volatility. Significant judgment is required in determining the expected volatility of the common share. Due to the limited history of trading of the Company’s common share, the Company determined expected volatility based on a peer group of publicly traded companies. The following reflects the inputs and assumptions used:

	For the Six Months Ended June 30,
	2024	2023
Category of Revenue:
Stock price	$2.6	$4.9
Exercise price	$115.00	$115.00
Risk-free interest rate	5.33%	4.87%
Expected term (in years)	0.62	1.63
Expected dividend yield	-	-
Expected volatility	94.0%	97.1%